Exhibit  10.1
                             ASSET  PURCHASE  AGREEMENT
                             --------------------------

     This Asset Purchase Agreement ("Agreement") is made this 6th day of July, 2000, by and between RCI INTERNET HOLDINGS, INC., a Texas corporation, ("RCI") with its principal place of business located at 505 North Belt, Suite 630, Houston, Texas 77060, RICK'S CABARET INTERNATIONAL, INC., a Texas corporation ("Rick's"), with its principal place of business located at 505 North Belt, Suite 630, Houston, Texas 77060, and VOICE MEDIA, INC., a Nevada corporation, whose address is 2533 North Carson Street, Suite 1091, Carson City, Nevada 89706 (the "Seller").

                             R  E  C  I  T  A  L  S:

     WHEREAS, the Seller is the owner of all of the tangible and intangible assets associated or used in connection with the operation of XXXpassword.com ("Password" or the "Site"); and

     WHEREAS, Seller desires to sell and transfer all of the tangible and intangible assets associated or used in connection with the operation of Password; and

     WHEREAS, RCI desires to acquire the assets of Seller, upon and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

                                     ARTICLE  I
                     PURCHASE  AND  SALE  OF  ASSETS  AND  PROPERTY

     1.1     Assets  of  Seller  to be Acquired by RCI (the "Purchased Assets").
             ------------------------------------------------------------------
On the Closing Date (as defined in Article IV hereof), and subject to the terms and conditions set forth in this Agreement, RCI agrees to purchase, accept and acquire from Seller, and Seller agrees to sell, transfer, assign, convey and deliver to RCI the following Purchased Assets:

          1.1.1 the goodwill associated with or used in connection with the operation or business of Password (the "Goodwill");

          1.1.2 to the extent their transfer is permitted pursuant to the terms thereof, all advertising and traffic agreements, contracts, agreements, licenses, commitments, arrangements, instruments and understandings which relate to the business and operation of Password exclusively;

          1.1.3 any and all copies of records in Seller's possession relating to or compiled in connection with its business and operation of Password which are requested by RCI (the "Records").

     1.2 On the Closing Date (as defined in Article IV hereof), and subject to the terms and conditions set forth in this Agreement, the Seller agrees to transfer and assign to RCI, and RCI agrees to accept from Seller the following Intellectual Property which is used solely for the business of Password or are otherwise necessary for the ownership of Password (the "Intellectual Property"):

          1.2.1 all proprietary rights held by Seller in the XXXPassword.com domain name (the "Domain Name");

          1.2.2 all ownership rights held by Seller in the content and text, navigational devices, menu structures or arrangement, icons, operational instructions, scripts, commands, syntax, screen design and other designs and visual expressions contained on the Site, whether stored, encoded, recorded or written on disk, tape, film, memory device, paper or other media of any nature (the "Content"); and

          1.2.3 all proprietary rights held by Seller in and to all trademarks and any applications therefor, tradenames and any applications therefor, tradedress, trademark registrations and any applications therefor, service marks, copyrights, copyright registrations and any applications therefor, slogans, logs, associated with or used in connection with the operation or business of Password exclusively, including all rights, title and interest in and to the following tradename and trademark XXXPassword and XXXPassword.com used in connection with the operation of the Site (the "Trademarks").

     1.3     Intent of the Parties.  Although the Exhibits to this Agreement are
             ---------------------
intended to be complete, in the event such Exhibits fail to contain the description of any asset belonging to Seller which is used solely for the business of Password or are otherwise necessary for the ownership of Password, such assets shall nonetheless be deemed transferred to RCI at the Closing.


                                   ARTICLE  II
                              EXCLUDED  LIABILITIES

     RCI shall have no obligation and shall not assume or agree to pay, perform or discharge, nor shall RCI be directly or indirectly responsible or obligated for, any debts, obligations, contracts, fines, or penalties or liabilities of Seller, wherever or however incurred, except for liabilities subsequent to the date of Closing which are expressly assumed, and the assumption of refund liabilities and credit card chargebacks for sales made from the Password website. All personal property taxes on the Purchased Assets will be paid in full by the Seller for all years prior to the Closing and the taxes for year of Closing will be pro rated to the Closing Date. Further, RCI shall not assume or be responsible for any of the liabilities or obligations of Seller or with respect to the business prior to the Closing Date, including any fines or penalties levied against Seller by any third party, and further including, without limitation, the following:


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  2

     (i)  Nonenumerated  Liabilities.  Any  liability  or  obligation  of Seller
          --------------------------
          of any kind, known or unknown, contingent or otherwise, not resulting from any covenant, agreement or indemnity of RCI in this Agreement or the other agreements and instruments to be executed and delivered by RCI in connection with Agreement;

     (ii)  Taxes.  Any  liability  or  obligation of Seller for federal,  state,
           -----
          or local income, franchise, property, sales or use or recapture taxes, assessments, and penalties, whether arising out of the transactions contemplated by this agreement or otherwise;

    (iii)  Violations  of  Law.  Any  liability  or  obligation  resulting  from
          -------------------
          violations of any applicable laws or regulations by Seller prior to the Closing Date or infringement of third party rights or interests prior to the Closing Date;

     (iv) Employee  Liabilities.  Any  employee  liabilities relating to present
          ---------------------
          and past employees of the business with respect to plans, programs, policies, commitments, and other benefit entitlements established or existing on or prior to the Closing (whether or not such liabilities are accrued or payable at the Closing, and whether or not such liabilities are contingent in nature);

     (v)  Litigation.  Any  litigation  pending  or  threatened  against Seller,
          ----------
          the  business  or  the  Purchased  Assets;  and

     (vi)  Nontransferable  Contracts  and  Agreements.  Any  liability  or
           -------------------------------------------
          obligation associated with any contract, agreement, instrument, license or other right or obligation of Seller which is an asset of the business but which requires the consent of some third party to be assigned and/or transferred and with respect to which such consent of such third party has not been obtained.


                                     ARTICLE  III
                           PURCHASE  PRICE  AND  PAYMENT

     3.1     Purchase  Price.  As  consideration  for  the Purchased Assets, RCI
             ---------------
shall  pay  to  Seller  as  follows:

     (i) 700,000 restricted shares of Rick's Cabaret International, Inc. ("Rick's") common stock, par value $.01("Rick's Stock"), of which 250,000 shares are subject to that certain Escrow Agreement set forth in Section 4.2(ii) below; and

     (ii) An Earn Out Amount of $380,000 plus either (1) $475,000 if the earnings before depreciation, amortization, interest and taxes
          ("EBITDA") of Password during the first full twelve-month period beginning on the Closing Date exceeds $800,000 but is less than $1,200,000 (but not otherwise) or (2) $925,000 if the EBITDA of Password during the first full twelve-month period beginning on the Closing Date exceeds $1,200,000.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  3

     The Earn Out Amount shall be paid in monthly amounts equal only to 50% of the Free Net Cash Flow (as defined below) of all Internet commerce generated by Password during the 6 year period from the Closing Date. If 50% of the Free Net Cash Flow of all Internet commerce generated by Password during the 6 year period from the Closing Date is less than the Earn Out Amount, then the excess of the Earn Out Amount shall not be paid. For purposes of this Agreement, the term "Free Net Cash Flow" shall be defined as cash proceeds less variable costs, overhead costs and payment of income taxes due. Cash Proceeds shall be the aggregate amount of all cash received from, without limitation, cash sales, credit or charge card sales, sales on open account or any combination of the same and other such sources less refunds and customer credits. Variable Costs shall be the aggregate amount of all charges or reduction of proceeds by the credit card processor/merchant bank and the cost paid to webmasters as a commission for traffic sent to the website. Without limitation, such processor/merchant bank costs shall include discounts, fees, chargebacks, fines and all other such costs. In the event that the third party processor/merchant bank shall require a reserve fund, for the purposes of this Agreement, said fund shall be considered a Variable Cost. To the extent reserve funds are recovered from the credit card processor/merchant bank and available for distribution, then such amount shall be deemed Cash Proceeds available for distribution. Overhead Costs shall be the aggregate amount of all charges for third party content licensing fees, bandwidth charges and the Management Fee as set forth in
Section 7 of the Management Agreement executed simultaneously herewith between RCI and National Telemedia Corp., an affiliate of Seller, in the form attached hereto as Exhibit "C". The parties hereto acknowledge that to the extent the specific identification of third party content costs is impractical, they agree to the allocation of the actual costs based on the percentage of Password sales to the combined sales of all websites of Seller benefiting from such third party content.

     With respect to the payment of income taxes due, the parties agree to retain a reserve in an amount of the Cash Proceeds equal to 35%. In the event the federal tax liability for the corresponding fiscal year is determined to be less than the amount held in reserve, then such amount shall become available for distribution to the Seller and RCI.

     Further, Seller agrees that to the extent there are any shortfalls to the Free Net Cash Flow in any given month that the Seller will pay such shortfall amount, in an amount not to exceed $50,000, and be reimbursed prior to any further distribution from the Free Net Cash Flow.


                               ARTICLE  IV
                              THE  CLOSING

     4.1     Date  and  Time.  The  closing  of the transactions contemplated by
             ---------------
this Agreement (the "Closing") shall take place at the offices of Axelrod, Smith & Kirshbaum, 5300 Memorial Drive, Suite 700, Houston, Texas 77007 on July 6, 2000 or at such other time and on such date as the parties hereto shall mutually agree. For purposes of this Agreement, the date on which the Closing actually occurs is the "Closing Date".


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  4

     4.2     Related  Transactions.  In  addition  to  the  consummation  of the
             ---------------------
acquisition of the Purchased Assets, the following actions shall take place contemporaneously at the Closing:

     (i) Rick's and Seller shall enter into an Escrow Agreement pursuant to which 250,000 shares of Rick's Stock shall be delivered in the name of the Seller to be held and distributed by the Escrow Agent in accordance with the terms of the Escrow Agreement in the form attached hereto as Exhibit "A"; and

     (ii) The Seller will enter into a Voting Agreement with Eric Langan, President and Chief Executive Officer of Rick's, pursuant to which the Seller will authorize Eric Langan to vote the 250,000 shares of Rick's Stock held in escrow during the time that the shares are held in escrow pursuant to the Voting Agreement in the form attached hereto as Exhibit "B".

     (iii)RCI and National Telemedia, Corp., an affiliate of Seller, shall enter into a Management Agreement pursuant to which National Telemedia, Corp. will maintain, manage and operate the XXXPassword.com website in accordance with the terms of the Management Agreement in the form attached hereto as Exhibit "C".

     4.3     Closing  Documents  of Seller. At the Closing, Seller shall deliver
             -----------------------------
or  cause  to  be  delivered  to  RCI  the  following:

     (a) all instruments of assignment and bills of sale necessary to transfer to RCI good and marketable title to the Purchased Assets free and clear of all liens, charges or encumbrances;

     (b)  all  documents  necessary to transfer the domain name XXXPassword.com;

     (c)  officers  certificate  required  by  Section  9.2(c);

     (d)  resolutions  of the Board of Directors as required by Section  9.2(d);
          and

     (e) executed Escrow Agreement, Voting Agreement and Management Agreement as provided for in Section 4.2.

     4.4     Closing  Documents  of  RCI.  At  the Closing, RCI shall deliver or
             ---------------------------
cause  to  be  delivered  to  Seller,  the  following:

     (a)  officers  certificate  required  by  Section  9.1(c);

     (b)  resolutions  of the Board of Directors as required by Section  9.1(d);
          and

     (c) executed Escrow Agreement, Voting Agreement and Management Agreement as provided for in Section 4.2.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  5

     4.5  Closing  Documents of Rick's.  At the Closing, Rick's shall deliver or
          ----------------------------
cause  to  be  delivered  to  Seller,  the  following:

     (a) either (i) certificates evidencing 700,000 shares of Rick's common stock, duly executed for issuance by Rick's to Voice Media, of which 250,000 shares will be immediately placed in escrow with the Escrow Agent pursuant to the Escrow Agreement referred to in Section 4.2(ii) or (ii) letter of instructions from a duly authorized officer of Rick's to American Securities Transfer, Inc. (Rick's's transfer agent), instructing the transfer agent to duly issue stock certificates evidencing the shares of Common Stock of Rick's to Voice Media, all as contemplated by this Agreement, in form and substance satisfactory to counsel for the Stockholders;

     (b)  officers  certificate  required  by  Section  9.1(e);  and

     (c)  resolutions  of  the Board of Directors as required by Section 9.1(f).

     (d) executed Escrow Agreement, Voting Agreement and Management Agreement as provided for in Section 4.2.


                                 ARTICLE  V
                     REPRESENTATIONS  AND  WARRANTIES
                              OF  THE  SELLER

     The  Seller  hereby  represents  and warrants to RCI and Rick's as follows:

     5.1     Organization and Capitalization of Seller.  Seller is a corporation
             -----------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority and all necessary governmental and regulatory licenses, permits and authorizations to carry on the businesses in which it is engaged, to own the properties that it owns currently and to perform its obligations under this Agreement, is duly qualified or licensed to do business and is in good standing as a foreign corporation in all states or jurisdictions which the conduct of such business requires such qualification and which the failure to be so qualified or licensed would have a material adverse effect on the business of the Seller. All of such issued and outstanding shares of common stock of Seller are duly authorized, validly issued, fully paid and non-assessable.

     5.2     Authorization  of  Agreement.  Seller  has  all requisite corporate
             ----------------------------
power and authority to execute and deliver this Agreement and to perform its obligations here-under. The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Seller. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by the Seller in connection herewith constitute the valid and legally binding obligations of the Seller enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  6

     5.3     Consents.  No  consent  of, approval by, order or authorization of,
             --------
or registration, declaration or filing by Seller with any court or any governmental or regulatory agency or authority having jurisdiction over Seller or any of its property or assets or any other person is required on the part of Seller in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Seller or the operation of its business after the Closing.

     5.4     Title to Purchased Assets.  The Seller has and will transfer to RCI
             -------------------------
at Closing good and marketable title to all of the Purchased Assets, which are being sold to RCI under this Agreement, free and clear of all liens, claims, charges, encumbrances, restrictions or security interests. Seller is not a party to any contract or obligation whereby there has been granted to anyone an absolute or contingent right to purchase, obtain or acquire any rights in the Purchased Assets.

     5.5     Material  Agreements;  Action.  Exhibit  5.5,  is  an  accurate and
             -----------------------------
complete list of all contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which Seller or Password or any of its subsidiaries is a party or by which it is bound that involve or relate to: (i) the ownership of the Password Internet domain "name" owned or operated by Seller; (ii) any banking relationship for processing of credit card charges or other charges by customers of the Password Internet domain site owned or operated by Seller; or (iii) covenants of Seller or any of its subsidiaries not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with Seller or any of its subsidiaries in any line of business or in any geographical area. There have been made available to RCI and its representatives true and complete copies of all such agreements. All such agreements are in full force and effect and are the legal, valid and binding obligation of Seller or its subsidiaries, enforceable against them in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). None of Seller or any of its subsidiaries is in default under any such agreements nor to the best of its knowledge, is any other party to any such agreements in default thereunder in any respect.

     5.6     Contracts  and  Leases.  Seller  (i)  has no leases of any personal
             ----------------------
property relating to the Purchased Assets, whether as lessor or lessee; (ii) has no contractual or other obligations relating to the Purchased Assets, whether written or oral; and (iii) has not given any power of attorney to any person or organization for any purpose relating to the Purchased Assets. Exhibit 5.6 sets forth a complete list, including any amendment of each domain name, lease or contract which are part of the Purchased Assets and Intellectual Property to be acquired by RCI. Seller has furnished RCI a copy of each contract, lease or other document relating to the Purchased Assets and Intellectual Property to which they are subject or are a party or a beneficiary, which is to be assumed or acquired by RCI. To Seller's knowledge, such contracts, leases or other documents are valid and in full force and effect according to their terms and each constitutes a legal, valid and binding obligation of Seller and the other respective parties thereto and is enforceable in accordance with their terms, and the Seller has no knowledge of any default or breach under such contract, lease or other document or of any pending or threatened claims under any such contract, lease or other document. Neither the signing or execution of this Agreement, nor the consummation of all or any of the transactions contemplated under this Agreement, will constitute a breach or default under any such contract, lease or other document.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  7

     5.7     Litigation.  Except  as disclosed in Exhibit 5.7, there is no suit,
             ----------
claim, arbitration, investigation, action or proceeding entered against, now pending or, to the Seller's knowledge, threatened against the Seller, the Purchased Assets or the Intellectual Property, before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have any effect upon the Purchased Assets or the Intellectual Property, nor is there any basis known to Seller for any such action. No litigation is pending, or, to Seller's knowledge, threatened, against Seller, or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby. The Seller is not subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against it or which would affect the Purchased Assets.

     5.8     Taxes.  Seller  has timely and accurately filed all federal, state,
             -----
foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns. No assessments or notices of deficiency or other communications have been received by Seller with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. There is no dispute or claim concerning any tax liability of Seller either claimed or raised by any authority in writing as to which Seller or its directors or officers has knowledge. There are no agreements between Seller and any taxing authority, including, without limitation, the Internal Revenue Service, waiving or extending any statute of limitations with respect to any tax return.

     5.9     Financial  Statements.  The  calculation  of  EBITDA  previously
             ---------------------
delivered to RCI, through the period ended May 31, 2000, was prepared in accordance with the principles and procedures employed in prior periods by Seller, consistently applied with the principles and procedures employed in prior periods by Seller (the "EBITDA Calculation"). The EBITDA Calculation has been provided to and reviewed by the accountants for Buyer.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  8

     5.10    Conduct  of  Business.
             ---------------------

     (a)     Ordinary  Course  of  Business.  Since  May  31,  2000 (the "EBITDA
             ------------------------------
Calculation Date") Seller has operated the business of Password in the ordinary course consistent with past practices.

     (b)     No  Material  Adverse  Change.  Since  the EBITDA Calculation Date,
             -----------------------------
there has been no material adverse change in the business or the assets of Password or in the financial condition, or operations of the business of Password.

     (c)     Absence  of  Particular Events.  Since the EBITDA Calculation Date,
             ------------------------------
Password has not: (i) suffered any damage or destruction adversely affecting the business or involving the assets in an amount in excess of Five Thousand Dollars ($5,000.00); (ii) increased the compensation payable or to become payable to employees of Seller involved in the business; (iii) incurred any liability or obligation relating to the business other than in the ordinary course consistent with past practice; (iv) made any change in any method, practice, or principle of accounting involving the business or assets; (v) paid, loaned, or advanced any material monetary amount or other asset to, or sold, transferred, or leased any asset to, any employee involved in the business except for normal compensation involving salary and benefits; or (vi) agreed to take any action described in this Section 5.10(c).

     (d)     Absence of Joint Ventures, etc.  Seller is not a party to any joint
             -------------------------------
venture or other similar agreement or arrangement that involves any sharing of profits of the business or the assets of Password.

     5.11     Compliance  with  Laws.  To Seller's best knowledge, Seller is and
              ----------------------
at all times prior to the date hereof has been, in compliance with all statutes, orders, rules, and regulations applicable to it or to the ownership of its assets or the operation of its business, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Seller, and Seller has no basis to expect to receive, and have not received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation.

     5.12     Intellectual  Property.
              ----------------------

     (a) Seller owns, has good and marketable title to, and has full right to use and transfer to RCI, all of the Intellectual Property free and clear of any material liens, mortgages, judgments, or other encumbrances of any kind, and no rights or licenses of any kind respecting the Intellectual Property have been granted to any third party. There are no outstanding, or, to the best knowledge of the Seller, threatened claims of infringement against Seller respecting the use of any of the Intellectual Property in connection with the operations or business of the Seller or Password and it has no knowledge of any trademark, service mark, trade name, assumed name, copyright, patent, trade secret, contractual or other rights of any third party which may be violated or infringed by the use of any of the Intellectual Property in connection with Seller's operations or business.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  9

     (b) Seller warrants that Buyer shall have access to and the right to use the Content provided pursuant to this Agreement which is owned by Seller and Seller warrants that with respect to Content licensed from third parties, to Seller's best knowledge, Buyer shall have the right to access and use of such Content.

     5.13     No  Default.  Seller  is not in material default under any term or
              -----------
condition of any instrument evidencing, creating or securing any material indebtedness of Seller, and there has been no default in any material obligation to be performed by Seller under any other agreement to which it is a party or by which it or its assets or properties are bound.

     5.14     Password  Indebtedness.  Seller  has  delivered  to  RCI  true and
              ----------------------
complete copies of all documents related to any indebtedness of Password (the "Password Indebtedness") and made available to RCI all correspondence concerning the status of the Password Indebtedness.

     5.15     Pending  Claims.  There  is  no claim, suit, action or proceeding,
              ---------------
whether judicial, administrative or otherwise, pending or, to the best of Seller's knowledge, threatened that would preclude or restrict the performance of this Agreement by Seller.

     5.16     Absence  of  Change. The Seller has no knowledge of any present or
              -------------------
future condition or state of facts or circumstances which would materially and adversely affect the business of Password.

     5.17     Disclosure.  No representation or warranty of  Seller contained in
              ----------
this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     5.18     No  Brokerage  Commission.  No  broker or finder has acted for the
              -------------------------
Seller in connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Seller.

     5.19     Acquisition  of Stock for Investment.  The Seller understands that
              ------------------------------------
the issuance of common stock of Rick's has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities acts, and Seller represents and warrants to RCI and Rick's that its present intention is to receive and hold the common stock of Rick's for investment only and not with a view to the distribution or resale thereof. The Seller further acknowledges that it has had access to information regarding RCI and Rick's and its operations, and that Seller has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in Rick's.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  10

     Additionally, the Seller understands that any sale by the Seller of any of the common stock of Rick's received under this Agreement, will under current law, require either (a) the registration of the common stock of Rick's under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts. The Seller hereby agrees to execute, deliver, furnish or otherwise provide to Rick's an opinion of counsel reasonably acceptable to Rick's prior to any subsequent transfer of the common stock of Rick's, that such transfer will not violate the registration requirements of the federal or state securities acts. The Seller further agrees to execute, deliver, furnish or otherwise provide to Rick's any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the common stock of Rick's acquired hereby.

     To assist in implementing the above provisions, the Seller hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the common stock of Rick's acquired hereby until the common stock of Rick's has been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MUST BE ACQUIRED FOR INVESTMENT, ARE RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

     In addition, the Seller consents to Rick's placing a "stop transfer notation" in its corporate records concerning the transfer of the common stock of Rick's acquired by the Seller.

                              ARTICLE  VI
                   REPRESENTATIONS  AND  WARRANTIES  OF  RCI

     RCI  hereby  represents  and  warrants  to  Seller  as  follows:

     6.1     Organization  of RCI.  RCI is a corporation duly organized, validly
             --------------------
existing and in good standing in the laws of the state of Texas, with full power and authority to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement , is duly qualified or licensed to do business and is in good standing as a foreign corporation in all states or jurisdictions which the conduct of such business requires such qualification and which the failure to be so qualified or licensed would have a material adverse effect on the business of RCI. The authorized capital stock of RCI consists of 1,000 shares of common stock, $.01 par value, of which 1,000 shares are validly issued and outstanding. All of such issued and outstanding shares of common stock of RCI are duly authorized, validly issued, fully paid and non-assessable.

     6.2     Authorization  of Agreement.  RCI has all requisite corporate power
             ---------------------------
and authority to execute and deliver this Agreement and to perform its obligations here-under. The execution and delivery by RCI of this Agreement and the performance by RCI of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of RCI. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by RCI in connection herewith constitute the valid and legally binding obligations of RCI enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  11

     6.3     Consents.  No  consent  of, approval by, order or authorization of,
             --------
or registration, declaration or filing by RCI with any court or any governmental or regulatory agency or authority having jurisdiction over RCI or any of its property or assets or any other person is required on the part of RCI in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of RCI or the operation of its business after the Closing and except for any filing under the federal or state securities laws.

     6.4     Disclosure.  No representation or warranty of RCI contained in this
             ----------
Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     6.5     Litigation.  No  Litigation  is  pending,  or,  to RCI's knowledge,
             ----------
threatened, against RCI, or its assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated hereby or thereby. There are no judgments or outstanding orders, injunctions, decrees, stipulations or awards against RCI or any of its assets or properties.

     6.6     Brokerage  Commission.  No  broker  or  finder has acted for RCI in
             ---------------------
connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of RCI.

     6.7     No  Default.  RCI  is  not  in  material  default under any term or
             -----------
condition of any instrument evidencing, creating or securing any material indebtedness of RCI, and there has been no default in any material obligation to be performed by RCI under any other agreement to which it is a party or by which it or its assets or properties are bound.

     6.8     Pending  Claims.  There  is  no  claim, suit, action or proceeding,
             ---------------
whether judicial, administrative or otherwise, pending or, to the best of RCI's knowledge, threatened that would preclude or restrict the performance of this Agreement by RCI.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  12

                                   ARTICLE  VII
                      REPRESENTATIONS  AND  WARRANTIES  OF  RICK'S

     Rick's  hereby  represents  and  warrants  to  Seller  as  follows:

     7.1     Organization  of  Rick's.  Rick's  is a corporation duly organized,
             ------------------------
validly existing and in good standing in the laws of the state of Texas, with full power and authority to carry on the businesses in which it is engaged, to own the properties that it owns currently and will own at the Closing, and to perform its obligations under this Agreement , is duly qualified or licensed to do business and is in good standing as a foreign corporation in all states or jurisdictions which the conduct of such business requires such qualification and which the failure to be so qualified or licensed would have a material adverse effect on the business of Rick's. The authorized capital stock of Rick's consists of (i) 15,000,000 shares of common stock, $.01 par value of which 3,699,178 shares are validly issued and outstanding, and (ii) 1,000,000 shares of preferred stock $.10 par value, none of which are issued and outstanding. All of such issued and outstanding shares of common stock of Rick's are duly authorized, validly issued, fully paid and non-assessable.

     7.2     Authorization  of  Agreement.  Rick's  has  all requisite corporate
             ----------------------------
power and authority to execute and deliver this Agreement and to perform its obligations here-under. The execution and delivery by Rick's of this Agreement and the performance by Rick's of its obligations hereunder (a) have been duly and validly authorized by all requisite corporate action and (b) will not violate its charter or bylaws or any order, writ, injunction, decree, statute, rule or regulations applicable to it or any of its properties or assets, or be in conflict with, result in a breach of or constitute a default under any note, bond, indenture, mortgage, lease, license, franchise agreement or other agreement, instrument or obligation, or result in the creation or imposition of any lien, charge or encumbrance of any kind or nature whatsoever upon any of the properties or assets of Rick's. This Agreement and each and every agreement, document, exhibit and instrument to be executed, delivered and performed by Rick's in connection herewith constitute the valid and legally binding obligations of Rick's enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

     7.3     Consents.  No  consent  of, approval by, order or authorization of,
             --------
or registration, declaration or filing by Rick's with any court or any governmental or regulatory agency or authority having jurisdiction over Rick's or any of its property or assets or any other person is required on the part of Rick's in connection with the consummation of the transactions contemplated by this Agreement, excluding any registration, declaration or filing the failure to effect which would not have a material adverse effect on the financial condition of Rick's or the operation of its business after the Closing and except for any filing under the federal or state securities laws.

     7.4     Disclosure.  No  representation  or warranty of Rick's contained in
             ----------
this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     7.5     Brokerage  Commission.  No broker or finder has acted for Rick's in
             ---------------------
connection with this Agreement or the transactions contemplated hereby, and no person is entitled to any brokerage or finder's fee or compensation in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Rick's.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  13

     7.6     Nasdaq  Compliance.  As  of  the  date hereof, the shares of common
             ------------------
stock of Rick's are listed for trading on the Nasdaq SmallCap Market. To the best of Rick's knowledge, no action is pending or threatened by Nasdaq against Rick's that would result in the shares of Rick's common stock being delisted from the Nasdaq SmallCap Market. Rick's will use its best efforts to maintain its listing on the Nasdaq SmallCap Market.

     7.7     No  Default.  Rick's  is  not in material default under any term or
             -----------
condition of any instrument evidencing, creating or securing any material indebtedness of Rick's, and there has been no default in any material obligation to be performed by Rick's under any other agreement to which it is a party or by which it or its assets or properties are bound.

     7.8     Pending  Claims.  There  is  no  claim, suit, action or proceeding,
             ---------------
whether judicial, administrative or otherwise, pending or, to the best of Rick's knowledge, threatened that would preclude or restrict the performance of this Agreement by Rick's.


                                 ARTICLE  VIII
                           COVENANT  OF  VOICE  MEDIA

     Voice Media covenants and agrees that it shall continue to advertise, market, distribute and promote the Site consistent with its past practices, including the marketing and distribution of the Site through its use of the webmaster affiliate programs of the Seller.


                                 ARTICLE  IX
                           CONDITIONS  TO  CLOSING

     9.1     Conditions to the Obligations of Seller.  The obligations of Seller
             ---------------------------------------
to consummate the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by Seller for purposes of consummating such transaction.

          (a) The representations and warranties of RCI and Rick's set forth in this Agreement shall be true and correct in all material respects on the Closing Date;

          (b) RCI and Rick's shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with on or prior to the Closing Date;

          (c) The Seller shall have received a certificate, dated the Closing Date and signed by the President of RCI to the effect set forth in Section 9.1(a) and 9.1(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions;

          (d) The Seller shall have received corporate resolutions of the Board of Directors of RCI, certified by an officer of RCI, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date;


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  14

          (e) The Seller shall have received a certificate, dated the Closing Date and signed by the President of Rick's to the effect set forth in
     Section 9.1(a) and 9.1(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions;

          (f) The Seller shall have received corporate resolutions of the Board of Directors of Rick's, certified by an officer of Rick's, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date;

          (g) The related transactions as set forth in Section 4.2 shall be consummated concurrently with the Closing;

          (h) The Board of Directors of Rick's shall have appointed two additional directors to its Board of Directors as selected by Seller; and

          (i) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against RCI or Rick's.

     9.2     Conditions  to  the Obligations of RCI and Rick's.  The obligations
             --------------------------------------------------
of RCI and Rick's to effect the transactions contemplated hereby shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, unless waived, in whole or in part, by RCI and Rick's for purposes of consummating such transaction.

          (a) The representations and warranties of Seller set forth herein shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on the Closing Date;

          (b) Seller shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by Seller on or prior to the Closing;

          (c) RCI and Rick's shall have received a certificate, dated the Closing Date and signed by the President of the Seller to the effect set forth in Section 9.2(a) and 9.2(b) for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions;

          (d) RCI and Rick's shall have received corporate resolutions of the Board of Directors of Seller, certified by an officer of Seller, which authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date;


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  15

          (e) As of May 31, 2000, the (i) Gross Revenues of XXXPassword.com for the preceding full five (5) months shall exceed $1,250,000 and (ii) the EBITDA derived from XXXPassword.com for the five (5) month period, shall be in excess of $167,000;

          (f) The related transactions set forth in Section 4.2 shall be consummated concurrently with the Closing; and

          (g) Seller shall have delivered to RCI all instruments of assignment and bills of sale necessary to transfer to RCI good and marketable title to the Purchased Assets;

          (h) No action, suit or proceeding by or before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Seller.


                                  ARTICLE  X
                                INDEMNIFICATION

     10.1     Indemnification  from  the Seller.  The Seller agrees to and shall
              ---------------------------------
indemnify, defend (with legal counsel reasonably acceptable to RCI), and hold RCI, Rick's and their officers, directors, shareholders, employees, agents, affiliates, and assigns harmless at all times after the date of this Agreement, from and against and in respect of, any liability, claim, deficiency, loss, damage, penalty or injury, and all reasonable costs and expenses (including reasonable attorneys' fees and costs of any suit related thereto) suffered or incurred by RCI or Rick's arising from (a) any misrepresentation by, or breach of any covenant or warranty of Seller contained in this Agreement, or any Exhibit, certificate, or other instrument furnished or to be furnished by Seller hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful) which if true would be such a misrepresentation or breach; (b) any nonfulfillment of any agreement on the part of Seller under this Agreement, or from any material misrepresentation in or material omission from, any certificate or other instrument furnished or to be furnished to RCI or Rick's hereunder; and (c) any suit, action, proceeding, claim or investigation, pending or threatened against or affecting RCI or Rick's which arises from, which arose from, or which is based upon or pertaining to Seller's conduct or operation of the business of the Seller or Seller's ownership, possession or use of the Purchased Assets and employment of employees, and any other matter or state of facts relating to the transactions contemplated herein existing prior to Closing.

     10.2     Indemnification  from  RCI.  RCI  agrees  to  and shall indemnify,
              --------------------------
defend (with legal counsel reasonably acceptable to Seller) and hold Seller, its officers, directors, shareholders, employees, agents, affiliates and assigns harmless at all times after the date of Closing from and against, and in respect of any liability, claim, deficiency, loss, damage, or injury, and all reasonable costs and expenses (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by Seller, from (a) any


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  16
misrepresentation by, or breach of any covenant or warranty of, RCI contained in this Agreement or any Exhibit, certificate, or other agreement or instrument furnished or to be furnished by RCI hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful), which if true, would be such a misrepresentation or breach; (b) any nonfulfillment of any agreement on the part of RCI under this Agreement, or from any misrepresentation in or omission from, any certificate or other agreement or instrument furnished or to be furnished to Seller hereunder; and (c) any suit, action, proceeding, claim or investigation against Seller which arises from or which is based upon or pertaining to RCI's conduct or operation of the business of RCI or RCI's ownership, possession or use of the Purchased Assets and employment of employees, and any other matter or state of facts relating to the transactions contemplated herein subsequent to Closing.

     10.3     Indemnification  from  Rick's.  Rick's  agrees  to  and  shall
              -----------------------------
indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Seller, its officers, directors, shareholders, employees, agents, affiliates and assigns harmless at all times after the date of Closing from and against, and in respect of any liability, claim, deficiency, loss, damage, or injury, and all reasonable costs and expenses (including reasonably attorneys' fees and costs of any suit related thereto) suffered or incurred by Seller, from (a) any misrepresentation by, or breach of any covenant or warranty of, Rick's contained in this Agreement or any Exhibit, certificate, or other agreement or instrument furnished or to be furnished by Ricks hereunder, or any claim by a third party (regardless of whether the claimant is ultimately successful), which if true, would be such a misrepresentation or breach or (b) any nonfulfillment of any agreement on the part of Ricks under this Agreement, or from any misrepresentation in or omission from, any certificate or other agreement or instrument furnished or to be furnished to Seller hereunder.

     10.4     Defense  of Claims.  If any lawsuit or enforcement action is filed
              ------------------
against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to such indemnified party that this Agreement applies with respect to such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  17

     10.5     Default of Indemnification Obligation.  If an entity or individual
              -------------------------------------
having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys' fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

                              ARTICLE  XI
                             MISCELLANEOUS

     11.1     Notices.  All notices and other communications provided for herein
              -------
shall be in writing and shall be duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

(a)       If  to  RCI  and  Rick's:

          RCI  Internet  Holdings,  Inc.
          Mr.  Eric  Langan,  President
          505  North  Belt,  Suite  630
          Houston,  Texas  77060
          Fax:  (281)  820  1445

          With  a  copy  to:

          Robert  D.  Axelrod
          Axelrod,  Smith  &  Kirshbaum
          5300  Memorial  Drive,  Suite  700
          Houston,  Texas  77007
          Fax:  (713)  552-0202

          (b)     If  to  Seller  to:

          Voice  Media,  Inc.
          Ron  Levi,  President
          2533  North  Carson  Street,  Suite  1091
          Carson  City,  Nevada  89706
          Fax:     (702)  883-2384


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  18

          With  copies  to:

          Howard  Rosoff
          Rosoff,  Schiffres  &  Barta
          Suite  1450
          11755  Wilshire  Blvd.
          Los  Angeles,  California  90025
          Fax:     (310)  478-1439

          Guy  Mizrachi
          c/o  National  Telemedia  Corporation
          5000  North  Parkway  Calabasas,  Suite  205
          Calabasas,  California  91302
          Fax:     (818)  591-3434

All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three days after being deposited in the mail, postage prepaid, sent certified mail, return receipt requested, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     11.2     Assignment.  Neither  this  Agreement  nor  any  of  the  rights,
              ----------
interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, which consent will not be unreasonably withheld. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective heirs, personal representatives, successors and assigns.

     11.3     Counterparts.  This  Agreement  may  be  executed in any number of
              ------------
counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

     11.4     Section  Headings.  The  section  headings  contained  in  this
              -----------------
Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     11.5     Entire  Agreement; Amendment.  This Agreement, the documents to be
              ----------------------------
executed hereunder and the exhibits attached hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof, and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto. All of the exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

     11.6     Survival.  All warranties and representations herein shall survive
              --------
the Closing and shall be true and correct as of the date hereof . The respective representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing for the maximum period allowed by law.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  19

     11.7     Public  Announcements.  The  parties  hereto  agree  that prior to
              ---------------------
making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     11.8     Validity.  The  invalidity or unenforceability of any provision of
              --------
this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     11.9     Waiver.  No  waiver by any party of any default or non-performance
              ------
shall be deemed a waiver of any subsequent default or non-performance, and no waiver of any kind shall be effective unless set forth in writing and signed by the party against whom such waiver is to be charged.

     11.10     Further  Assurances.  Each  party covenants that at any time, and
               -------------------
from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     11.11     Exhibits  Not  Attached.  Any exhibits not attached hereto on the
               -----------------------
date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.

     11.12     Expenses.  All  expenses  incurred  by  the  parties  hereto  in
               --------
connection with or related to the authorization, preparation and execution of this Agreement and the Closing of the transactions contemplated hereby, shall be borne solely and entirely by the party which has incurred the same.

     11.13     Attorneys'  Review.  In  connection  with  the  negotiation  and
               ------------------
drafting of this Agreement, the parties represent and warrant to each other that they have had the opportunity to be advised by attorneys of their own choice.

     11.14     Gender.  All  personal  pronouns  used  in  this  Agreement shall
               ------
include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural, and vice versa, whenever appropriate.

     11.15     Jurisdiction  and  Process.  This Agreement shall be governed by,
               --------------------------
and its provisions construed to be in compliance with, the laws of the State of Texas. The parties agree that venue for purposes of construing or enforcing this Agreement shall be proper in Harris County, Texas, if a claim is brought by the Seller against RCI or Rick's and is proper in Los Angeles, California, if a claim is brought by RCI or Rick's against the Seller.


                    ASSET  PURCHASE  AGREEMENT  -  PAGE  20

                     [[[SIGNATURES  ON  FOLLOWING  PAGE]]]



                    ASSET  PURCHASE  AGREEMENT  -  PAGE  21

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.


                                        RCI  INTERNET  HOLDINGS,  INC.


                                        By:     /s/  Eric  Langan
                                        Eric  Langan,  President


                                        RICK'S  CABARET  INTERNATIONAL,  INC.


                                        By:     /s/  Eric  Langan
                                        Eric  Langan,  President



                                        VOICE  MEDIA,  INC.


                                        By:     /s/  Ron  Levi
                                        Ron  Levi,  President



                    ASSET  PURCHASE  AGREEMENT  -  PAGE  22